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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 9, 2002

                              OWENS-ILLINOIS, INC.

               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     1-9576              22-2781933
         ---------------             ---------------       ---------------
 (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
         Incorporation)                File Number)      Identification No.)

                                   ONE SEAGATE
                               TOLEDO, OHIO 43666

                    (Address of Principal Executive Offices)

                              --------------------

                                 (419) 247-5000

              (Registrant's telephone number, including area code)

                              --------------------
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ITEM 9. REGULATION FD DISCLOSURE

         (a) On August 9, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Owens-Illinois, Inc. (the "Company") hereby certifies that:

         (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2002                       /s/ JOSEPH H. LEMIEUX
                                            ---------------------
                                            Joseph H. Lemieux
                                            Chairman and Chief Executive Officer
                                            Owens-Illinois, Inc.


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Owens-Illinois, Inc. (the "Company") hereby certifies that:

         (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2002                       /s/ R. SCOTT TRUMBULL
                                            ---------------------
                                            R. Scott Trumbull
                                            Executive Vice President and
                                            Chief Financial Officer
                                            Owens-Illinois, Inc.


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The foregoing certifications are being furnished solely to accompany the
Report pursuant to 18 U.S.C. Section 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         (b) On August 9, 2002, each of the Principal Executive Officer, Joseph
H. Lemieux, and Principal Financial Officer, R. Scott Trumbull, of the Registrant submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         Attached as Exhibits 99.1 and 99.2 are copies of each of these statements.

         The foregoing information, including the exhibits, is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language of such filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2002                          OWENS-ILLINOIS, INC.
                                              (registrant)


                                              By: /s/ EDWARD C. WHITE
                                                  -------------------
                                              Name: Edward C. White
                                              Its: Vice President and Controller


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                                  EXHIBIT INDEX

Exhibit 99.1. Statement Under Oath of Principal Executive Officer dated
              August 9, 2002

Exhibit 99.2. Statement Under Oath of Principal Financial Officer dated
              August 9, 2002


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